R E G I S T R A T I O N  -  Please Print or Type [landscape oriented along left margin]

[Pioneer logo] Independence Plans
   PIONEER     Application
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                                /  Special pricing applicable?  [] Yes [] No
                                /
                                /  Special Pricing Breakpoint (Dealer Use)
                                /  [____________________________]
                                /
New Account Number  __________  /  List all associated account numbers and
                                /  monthly amounts.
Monthly Unit       $__________  /
                                /  _________________________     $__________
Total Plan Amount  $__________  /  _________________________     $__________
                                /  _________________________     $__________
Initial Investment $__________  /  _________________________     $__________
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              /REGISTER THIS PLAN AS FOLLOWS:
              /
Individual    /_________________________________________  ____-____-____
              /First Name   Middle Initial   Last Name    Social Security Number
Joint Tenants /                                           (If joint tenants, use
with Right of /_________________________________________  Social Security Number
Survivorship  /First Name   Middle Initial   Last Name    of the first joint
              /                                           tenant listed.)
Uniform       /_________________________________________
Gifts/        /Custodian's Name
Transfers     /
to Minors     /_________________________________________  ____-____-____
              /Minor's Name (only one permitted)          Social Security Number
              /                                           of Minor
              /under the _____ [] Uniform [] Uniform
              /          State    Gifts to   Transfers to ____/____/____
              /                   Minors Act Minors Act   Birthdate of Minor
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Corporations, /_______________________________________    ____-_________
Trusts, or    /Name of Corporation or Trustee(s)          Taxpayer
other         /                                           Identification Number
Fiduciaries   /_______________________________________    ____/____/____
              /Name of Trust                              Date of Trust
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Address       /__________________________  ______________ _________  ________
&             /Street or P.O. Box          City           State      ZIP
Citizenship   /
              /____-____-____ Citizen of U.S. [] Yes []No ___________________
              /Telephone                                  If no, citizen of
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TELEPHONE WITHDRAWAL FEATURE--Unless indicated below, I authorize BFDS to accept instructions from any person to redeem up to 90% of the share value of my account(s) by telephone, in accordance with the procedures and conditions set forth in the Pioneer Independence Plans current prospectus.

               [] I DO NOT want the Telephone Redemption Privilege.

Redemptions by telephone must be for an amount up to and including $100,000 and will be sent by check via U.S. mail to the address of record.

The Plans, the Fund, Pioneering Services Corporation and BFDS and their affiliated companies, directors, trustees and employees will not be liable for any loss, expense, or cost arising out of any telephone redemption request effected in accordance with the authorization(s) set forth in this application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fradulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions and requests for conformation of the shareholder's Social Security Number and current address. Mailings of confirmations occur promptly after the transaction.
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The  undersigned  warrant(s)  that I (we) have  full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this application, and have received a current prospectuses for the Plans and the Fund.
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WITHHOLDING INFORMATION (Substitute Form W-9)
UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, WE ARE REQUIRED TO HAVE THE FOLLOWING CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT:
      (1) The number shown above is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

      (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct taxpayer identification number.
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SIGNATURE PROVISIONS
I/We, the undersigned Depositor(s), have read and understand the foregoing application and the attached material included herein by reference. In addition, I/We certify that the information I/we have provided, the information included within the application, and the attached material included herein by reference is accurate including but not limited to the representations contained in the Withholding Information section of this application above. [The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.]

Signature of Owner* X ___________________________________  Date ________________

Signature of Joint Owner X ______________________________  Date ________________

*If a corporate or trust account, authorized signer should indicate title (e.g., President, Treasurer, or Trustee).
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A Bank Draft Authoriza-          /  MAIL APPLICATION    United Services Planning
tion is attached  [] Yes  [] No  /  AND INITIAL         Association, Inc.
                                 /  INVESTMENT TO:      P.O. Box XXXX
Check box for                    /                      Fort Worth, Texas  76113
Government Allotment      []     /
                                 /
MAKE ALL CHECKS                  /
PAYABLE TO:     State Street Bank/
                and Trust Company/
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Dealer Name ________________________ Authorized Signature X ____________________

Branch Office (Location) _______________________________________________________

Representative _________________________________________________________________
               Name                                                       Number

Representative's Signature X ______________________________________

7XX (12/97)
[copyright symbol] 1997 United Services Planning Association, Inc.         12057

P l e a s e   P r i n t   o r   T y p e   [landscape oriented
                                          along left margin]

[Pioneer logo] Independence Plans
   PIONEER     IRA Application
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                                /  Special pricing applicable?  [] Yes [] No
                                /
                                /  Special Pricing Breakpoint (Dealer Use)
                                /  [____________________________]
                                /
New Account Number  __________  /  List all associated account numbers and
                                /  monthly amounts.
Monthly Unit       $__________  /
                                /  _________________________     $__________
Total Plan Amount  $__________  /  _________________________     $__________
                                /  _________________________     $__________
Initial Investment $__________  /  _________________________     $__________
--------------------------------------------------------------------------------
Account       /REGISTER THIS PLAN AS FOLLOWS:
Registration  /
              /_________________________________________  ____-____-____
              /First Name   Middle Initial   Last Name    Social Security Number
              /
              /_________________________________________  ______________
              /Address                                    Date of Birth
              /
              /_________________________________________
              /City         State            ZIP
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Type of       /[] Traditional  [] Roth Contributory  [] Roth Conversion
              /            [] Rollover   [] SEP   []SARSEP
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Initial       /                                                 AMOUNT
Investment    /[] Contribution for tax year 19__          $________________
              /[] Direct transfer from another IRA
              /   (attach completed IRA Transfer/
              /   Conversion Form)                        $________________
              /[] Rollover from another IRA               $________________
              /[] Rollover from an employer-sponsored
              /   retirement plan or 403(b) plan          $________________
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SEP           /This is a SEP or SARSEP contribution
Instructions  /on my behalf from:
              /
              /__________________________________________ ___________________
              /Name of Employer                           Contact Person
              /
              /__________________________________________ ___________________
              /Address of Employer                        Telephone Number
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Your          /PRIMARY BENEFICIARIES: Upon my death, pay the       PERCENTAGES
Beneficiary   /value of my IRA to:                                  MUST TOTAL
              /                                                        100%
If you have   /_____________________ ____________ ________________
additional    /Name                  Birthdate    Social Security
beneficiaries,/                      (mo/day/yr)  Number
attach a sep- /
arate sheet   /__________________________________ ________________ ____________%
and include   /Address                            Relationship     Share
all informa-  /
tion requested/_____________________ ____________ ________________
here.  Please /Name                  Birthdate    Social Security
sign and date /                      (mo/day/yr)  Number
any sheets you/
attach.       /__________________________________ ________________ ____________%
              /Address                            Relationship     Share
If you are not/
survived by   /SECONDARY BENEFICIARIES: If no beneficiary survives
any designated/me (or if I have checked option 2 below and no
beneficiary,  /primary beneficiary or heirs survive me), pay the   PERCENTAGES
your benefici-/value of my IRA to:                                  MUST TOTAL
ary will be   /                                                        100%
your estate.  /_____________________ ____________ ________________
              /Name                  Birthdate    Social Security
              /                      (mo/day/yr)  Number
              /
              /__________________________________ ________________ ____________%
              /Address                            Relationship     Share
              /
              /_____________________ ____________ ________________
              /Name                  Birthdate    Social Security
              /                      (mo/day/yr)  Number
              /
              /__________________________________ ________________ ____________%
              /Address                            Relationship     Share
              /
              /CHECK ONE: If any primary (or secondary) beneficiary dies before
              /me, pay that person's share to:
              /
If neither box/1. []  the  other  primary  ( or  secondary )  beneficiaries   in
is checked,   /   proportion to the shares indicated (per capita), or
option 1      /2. []  the  heirs  at  law  of the deceased beneficiary in shares
will apply.   /   determined by right of representation (per stirpes).
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I  hereby adopt the  Pioneer  Independence  Plans  Individual Retirement Account
appointing The Pioneer Group, Inc. as custodian. I certify that: (1) I have received and read the current prospectus of Pioneer Independence Plans including the prospectus of Pioneer Independence Fund, and have read and understand the IRA custodial agreement and disclosure statement and consent to the custodial fees as specified herein; (2) any contribution designated as a rollover qualifies for rollover treatment and constitutes an irrevocable election to have such amount treated as a rollover contribution for federal income tax purposes;
(3) under penalties of perjury, my social security number shown on this application is correct; and (4) I must specify whether federal income tax is to be withheld from any distribution I request from this account - otherwise my request will not be in good order. I further understand that the $10.00 annual IRA fee is paid by redemption of Pioneer Independence Fund shares unless paid separately. The undersigned warrants that I have full authority and, if a natural person, I am of legal age to purchase shares pursuant to this application.
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SIGNATURE PROVISIONS

I, the undersigned Depositor, have read and understand the foregoing application and the attached material included herein by reference. In addition, I certify that the information which I have provided and the information which is included within the application and the attached material included herein by reference is accurate.

Dated __________, 19__ At ______________________________________________________
                                  City                State            ZIP

Signature of Shareholder X _____________________________________________________
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A Bank Draft Authoriza-          /  MAIL APPLICATION    United Services Planning
tion is attached  [] Yes  [] No  /  AND INITIAL         Association, Inc.
                                 /  INVESTMENT TO:      P.O. Box XXXX
Check box for                    /                      Fort Worth, Texas  76113
Government Allotment      []     /
                                 /
MAKE ALL CHECKS                  /
PAYABLE TO:    [State Street Bank/
               and Trust Company]/
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Dealer Name ________________________ Authorized Signature X ____________________

Branch Office (Location) _______________________________________________________

Representative _________________________________________________________________
               Name                                                       Number

Representative's Signature X ______________________________________

7XX (1/98)
[copyright symbol] 1997 United Services Planning Association, Inc.         01196